Exhibit 99.1
ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLMA, VG Funding and SLM ELC by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of November 30, 2023, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,722,870 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 4 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$475,344,848
Aggregate Outstanding Principal Balance – Treasury Bill	$73,445,767
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	15.45%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$401,899,081
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	84.55%
Number of Borrowers	11,878
Average Outstanding Principal Balance Per Borrower	$40,019
Number of Loans	20,845
Average Outstanding Principal Balance Per Loan – Treasury Bill	$48,383
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$20,795
Weighted Average Remaining Term to Scheduled Maturity	182 months
Weighted Average Annual Interest Rate	4.87%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	3,749	$57,643,242	12.1%
3.01% to 3.50%	4,610	71,873,736	15.1
3.51% to 4.00%	4,601	92,882,596	19.5
4.01% to 4.50%	4,352	96,187,755	20.2
4.51% to 5.00%	707	21,195,867	4.5
5.01% to 5.50%	298	10,204,855	2.1
5.51% to 6.00%	254	10,059,163	2.1
6.01% to 6.50%	215	9,623,487	2.0
6.51% to 7.00%	231	10,099,377	2.1
7.01% to 7.50%	178	7,026,965	1.5
7.51% to 8.00%	637	29,466,656	6.2
8.01% to 8.50%	494	21,786,690	4.6
Equal to or greater than 8.51%	519	37,294,459	7.8

Total	20,845	$475,344,848	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,726	$3,825,364	0.8%
$5,000.00-$ 9,999.99	1,430	10,690,812	2.2
$10,000.00-$14,999.99	1,314	16,365,947	3.4
$15,000.00-$19,999.99	1,073	18,681,435	3.9
$20,000.00-$24,999.99	885	19,910,652	4.2
$25,000.00-$29,999.99	731	20,035,742	4.2
$30,000.00-$34,999.99	606	19,601,779	4.1
$35,000.00-$39,999.99	495	18,529,515	3.9
$40,000.00-$44,999.99	418	17,712,675	3.7
$45,000.00-$49,999.99	347	16,468,797	3.5
$50,000.00-$54,999.99	320	16,747,442	3.5
$55,000.00-$59,999.99	279	16,066,076	3.4
$60,000.00-$64,999.99	224	13,987,603	2.9
$65,000.00-$69,999.99	214	14,394,839	3.0
$70,000.00-$74,999.99	149	10,797,085	2.3
$75,000.00-$79,999.99	152	11,774,726	2.5
$80,000.00-$84,999.99	143	11,811,708	2.5
$85,000.00-$89,999.99	116	10,146,156	2.1
$90,000.00-$94,999.99	103	9,513,816	2.0
$95,000.00-$99,999.99	87	8,486,110	1.8
$100,000.00 and above	1,066	189,796,568	39.9

Total	11,878	$475,344,848	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	19,778	$439,069,789	92.4%
31-60 days	370	12,736,415	2.7
61-90 days	176	6,498,265	1.4
91-120 days	138	3,888,927	0.8
121-150 days	81	2,450,396	0.5
151-180 days	66	2,203,341	0.5
181-210 days	63	2,697,430	0.6
Greater than 210 days	173	5,800,285	1.2

Total	20,845	$475,344,848	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	109	$25,647	*
4 to12	890	623,481	0.1%
13 to 24	827	1,854,184	0.4
25 to 36	724	3,053,042	0.6
37 to 48	706	3,915,956	0.8
49 to 60	609	4,641,330	1.0
61 to 72	2,308	15,146,022	3.2
73 to 84	1,100	10,296,337	2.2
85 to 96	771	8,832,288	1.9
97 to 108	701	10,106,476	2.1
109 to 120	770	13,296,565	2.8
121 to 132	3,304	59,683,994	12.6
133 to 144	1,730	44,592,692	9.4
145 to 156	1,246	36,216,173	7.6
157 to 168	1,000	36,004,083	7.6
169 to 180	762	30,068,705	6.3
181 to 192	670	26,814,138	5.6
193 to 204	489	20,846,333	4.4
205 to 216	386	18,934,056	4.0
217 to 228	228	12,963,730	2.7
229 to 240	252	12,841,145	2.7
241 to 252	187	10,155,204	2.1
253 to 264	106	5,200,089	1.1
265 to 276	109	6,796,596	1.4
277 to 288	88	5,948,886	1.3
289 to 300	195	17,511,580	3.7
301 to 312	392	39,767,257	8.4
313 to 324	33	4,550,241	1.0
325 to 336	19	1,461,708	0.3
337 to 348	30	2,680,324	0.6
349 to 360	60	6,372,967	1.3
361 and above	44	4,143,621	0.9

Total	20,845	$475,344,848	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	419	$12,691,812	2.7%
Forbearance	1,567	59,591,596	12.5
Repayment
First year in repayment	146	10,677,748	2.2
Second year in repayment	142	8,226,750	1.7
Third year in repayment	165	9,187,467	1.9
More than 3 years in repayment	18,406	374,969,474	78.9

Total	20,845	$475,344,848	100.0%

(1)Of the trust student loans in forbearance status, approximately 100 loans with an aggregate outstanding principal balance of $3,011,099, representing 0.63% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 151.1 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.5	-	236.2
Forbearance	-	12.1	206.1
Repayment	-	-	174.5

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $12,691,812 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $10,151,550 or approximately 80.0% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	189	$6,496,093	1.4%
Alaska	32	860,417	0.2
Arizona	528	12,362,588	2.6
Arkansas	94	2,016,902	0.4
California	2,488	57,119,962	12.0
Colorado	285	7,596,251	1.6
Connecticut	338	5,461,975	1.1
Delaware	54	1,486,577	0.3
District of Columbia	82	1,762,753	0.4
Florida	1,666	44,161,764	9.3
Georgia	704	23,379,530	4.9
Hawaii	105	2,493,189	0.5
Idaho	78	2,663,134	0.6
Illinois	809	16,299,219	3.4
Indiana	524	11,045,453	2.3
Iowa	65	1,015,376	0.2
Kansas	388	6,515,340	1.4
Kentucky	136	3,255,636	0.7
Louisiana	577	14,270,722	3.0
Maine	65	1,588,560	0.3
Maryland	562	13,380,063	2.8
Massachusetts	720	12,044,383	2.5
Michigan	392	9,628,569	2.0
Minnesota	246	5,203,651	1.1
Mississippi	147	3,637,564	0.8
Missouri	416	7,893,514	1.7
Montana	33	794,276	0.2
Nebraska	46	1,786,893	0.4
Nevada	176	5,240,490	1.1
New Hampshire	110	2,003,680	0.4
New Jersey	653	13,245,451	2.8
New Mexico	63	1,662,075	0.3
New York	1,425	30,895,397	6.5
North Carolina	426	8,234,734	1.7
North Dakota	13	196,675	*
Ohio	614	13,345,683	2.8
Oklahoma	403	8,892,570	1.9
Oregon	299	5,617,794	1.2
Pennsylvania	801	14,989,264	3.2
Rhode Island	56	1,488,226	0.3
South Carolina	206	6,378,821	1.3
South Dakota	26	645,431	0.1
Tennessee	302	7,116,112	1.5
Texas	1,755	40,700,809	8.6
Utah	71	1,685,377	0.4
Vermont	15	353,647	0.1
Virginia	557	11,929,250	2.5
Washington	546	10,871,754	2.3
West Virginia	108	2,033,596	0.4
Wisconsin	206	5,178,267	1.1
Wyoming	16	1,121,796	0.2
Other	229	5,297,591	1.1

Total	20,845	$475,344,848	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	9,999	$180,492,157	38.0%
Other Repayment Options(1)	8,232	171,772,398	36.1
Income-driven Repayment(2)	2,614	123,080,293	25.9

Total	20,845	$475,344,848	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans.
(2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 139 loans with an aggregate outstanding principal balance of $7,310,088 currently in an interest-only period.  These interest-only loans represent approximately 1.5% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	9,923	$176,599,310	37.2%
Unsubsidized	10,922	298,745,538	62.8

Total	20,845	$475,344,848	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	89	$6,015,447	1.3%
October 1, 1993 through June 30, 2006	20,756	469,329,401	98.7
July 1, 2006 and later	0	0	0.0

Total	20,845	$475,344,848	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	969	$15,492,382	3.3%
College Assist	12	964,558	0.2
Educational Credit Management Corporation	1,279	29,178,518	6.1
Florida Off Of Student Fin'l Assistance	339	5,280,642	1.1
Great Lakes Higher Education Corporation	10,657	265,962,452	56.0
Kentucky Higher Educ. Asst. Auth.	770	12,979,957	2.7
Michigan Guaranty Agency	210	4,309,469	0.9
Nebraska National Student Loan Program	2	37,126	*
Oklahoma Guaranteed Stud Loan Prog	418	8,567,109	1.8
Pennsylvania Higher Education Assistance Agency	2,134	40,700,062	8.6
Texas Guaranteed Student Loan Corp	4,055	91,872,574	19.3
Total	20,845	$475,344,848	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.